UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 28, 2018

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN 55402

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

GWG Holdings, Inc. (“GWG” or the “Company”) previously filed a Current Report on Form 8-K dated December 28, 2018 (the “Current Report”) with the Securities and Exchange Commission on January 4, 2019 with respect to the final closing (the “Final Closing”) under that certain Master Exchange Agreement (as amended to the date hereof, the “Master Agreement”) with The Beneficient Company Group, L.P., a Delaware limited partnership (“Beneficient”), and various related trusts (the “Transaction”). The purpose of this amendment to the Current Report is to include the financial statements and pro forma financial information relating to the Final Closing under the Master Agreement required under Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of The Beneficient Company Group, L.P. as of December 31, 2018 (Successor) and 2017 (As Restated) (Predecessor), and for the periods from June 1, 2018 to December 31, 2018 (Successor), January 1, 2018 to May 31, 2018 (As Restated) (Predecessor) and for the year ended December 31, 2017 (As Restated) (Predecessor) are filed as Exhibit 99.1 and are incorporated hereby by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated data with respect to the Final Closing under the Master Agreement for the year ended December 31, 2018 are filed as Exhibit 99.2 and are incorporated hereby by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of The Beneficient Company Group, L.P. as of December 31, 2018 (Successor) and 2017 (As Restated) (Predecessor), and for the periods from June 1, 2018 to December 31, 2018 (Successor), January 1, 2018 to May 31, 2018 (As Restated) (Predecessor) and for the year ended December 31, 2017 (As Restated) (Predecessor) (incorporated by reference to Exhibit 99.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018)

99.2	Unaudited pro forma condensed consolidated data with respect to the Final Closing under the Master Agreement for the year ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: August 5, 2019	By:	/s/ William B. Acheson
	Name:	William Acheson
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of The Beneficient Company Group, L.P. as of December 31, 2018 (Successor) and 2017 (As Restated) (Predecessor), and for the periods from June 1, 2018 to December 31, 2018 (Successor), January 1, 2018 to May 31, 2018 (As Restated) (Predecessor) and for the year ended December 31, 2017 (As Restated) (Predecessor) (incorporated by reference to Exhibit 99.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018)

99.2	Unaudited pro forma condensed consolidated data with respect to the Final Closing under the Master Agreement for the year ended December 31, 2018

3